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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 1997
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                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)

             Georgia                 000-22571               58-1915632
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         (State or other             (Commission             (I.R.S. Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

         5025 Derrick Jones Road, Suite 120, Atlanta, Georgia           30349
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             (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code: (770) 907-3360
                                                             --------------



         (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS.

         On October 31, 1997, Timely North, Inc., a wholly-owned subsidiary of Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), entered into a Marketing Agreement with Carpet Transport, Inc., Blue Mack Transport, Inc., Chase Brokerage, Inc. and CTI Properties, Inc. (collectively, "CTI"), and Continental American Transportation, Inc., whereby the Company has agreed to employ all of CTI's employees, sublease and/or lease from CTI all of its owned and leased rolling stock used in CTI's business and lease and/or sublease from CTI all of its terminal facilities. The agreement modifies the letter agreement entered into on September 10, 1997 between the parties to extend the period of time under which the Company has the exclusive option to purchase the assets of CTI to nine months from the date of the agreement.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)  Exhibits.

  10.1 Marketing Agreement, dated as of October 31, 1997 between the Company and Carpet Transport, Inc., Blue Mack Transport, Inc., Chase Brokerage, Inc., CTI Properties, Inc. and Continental American Transportation, Inc.+

  99.1   Press release dated November 3, 1997.

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+Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24(b)(2) under the Securities Exchange Act of 1934. In accordance with Rule 24(b)(2), these confidential portions have been omitted from this exhibit and filed separately with the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

                                                By:/s/ Peter C. Roth
                                                   ----------------------------
                                                   Peter C. Roth
                                                   Chief Financial Officer

Dated: November 11, 1997



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                                  EXHIBIT INDEX

Exhibit    Exhibit
Number     Name                                                           Page
------     ----                                                           ----

10.1 Marketing Agreement, dated as of October 31, 1997 between the Company and Carpet Transport, Inc., Blue Mack Transport, Inc., Chase Brokerage, Inc., CTI Properties, Inc. and Continental American Transportation, Inc.+

99.1     Press release dated November 3, 1997.
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+Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24(b)(2) under the Securities Exchange Act of 1934. In accordance with Rule 24(b)(2), these confidential portions have been omitted from this exhibit and filed separately with the Commission.


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